SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported) June 25, 2002

Regal-Beloit Corporation

(Exact name of registrant as specified in its charter)

Wisconsin                                                     1-7283                                    39-0875718

(State or other jurisdiction                       (Commission                          (IRS Employer
 of incorporation)                                       File Number)                         Identification No.)

200 State Street,   Beloit, Wisconsin                   53511
    (Address of principal executive offices)             (Zip Code)

(608) 364-8800
Registrant's telephone number, including area code

Item 4. Change in Registrant's Certifying Accountant

On June 25, 2002, Regal-Beloit Corporation (the "Company") dismissed Arthur Andersen LLP as its independent accountants. The report of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and December 31, 2000 and during the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended December 31, 2001 and

December 31, 2000 and during the subsequent interim period, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company provided Arthur Andersen LLP with a copy of the disclosures it is making prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Arthur Andersen LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen LLP agrees with the statements made by the Company. Arthur Andersen LLP's letter dated June 27, 2002, stating its agreement with the Company's statements, is attached as Exhibit 16 and incorporated by reference.

Simultaneously with the dismissal of its former independent accountants, the Company engaged Deloitte & Touche LLP to act as its independent accountants. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted with Deloitte & Touche LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company, on behalf of the following pension plans, also dismissed Arthur Andersen LLP and engaged Deloitte & Touche LLP as independent auditors for these pension plans:

              Regal-Beloit Corporation Personal Savings Plan
              Regal-Beloit Savings and Protection Plan
              Marathon Electric Hourly 401 (k) Savings Plan
              Marathon Electric Salaried Employees' 401 (k) Savings Plan

The Audit Committee of the Company's Board of Directors approved the dismissal of Arthur Andersen LLP and appointed Deloitte & Touche LLP as the Company's independent auditors and those actions were ratified by the Company's Board of Directors.

Item 7.   Financial Statements and Exhibits

              A.   Not applicable.
              B.   Not applicable.
              C.   Exhibits: The following exhibit is being filed herewith:

(16)   Letter from Arthur Andersen LLP, dated June 27, 2002,
          to the Securities and  Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: /S/ Kenneth F. Kaplan
----------------------------------------------
Kenneth F. Kaplan
Vice President, Chief Financial Officer and Secretary

DATE: June 27, 2002

Exhibit Index to Current Report on Form 8-K
Dated June 25, 2002

1.  Letter from Arthur Andersen LLP, dated June 27, 2002 to the Securities and Exchange Commission.

EXHIBIT 16

June 27, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years.  Those individuals are no longer with Arthur Andersen LLP.  We have read paragraphs 1, 2 and 4 of Item 4 included in the Form 8-K dated June 25, 2002, of Regal-Beloit Corporation filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,

 /S/ ARTHUR ANDERSEN LLP
------------------------------------------------
ARTHUR ANDERSEN LLP

cc:  Ken Kaplan, Regal-Beloit Corporation

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